UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 15, 1997


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                     0-24776                Not Applicable
(State of                    (Commission            (IRS Employer
Organization)                File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
(Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events


      On September 15, 1997, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 21(a) through 21(k).

      At the end of the Due Period relating to the Distribution Date falling on August 15, 1997, the Seller Interest was $1,056,310,762.32. Pursuant to Section 2.07 of the Pooling and Servicing Agreement dated July 31, 1994, as amended, (the "Pooling and Servicing Agreement") establishing the Sears Credit Account Master Trust II (the "Trust"), Sears Receivables Financing Group, Inc. (the "Seller" under the Pooling and Servicing Agreement) shall designate, as of the end of the Due Period related to the Distribution Date in August 1997, additional credit accounts ("Additional Accounts") to be included in the Trust as Accounts.

      The aggregate amount of Receivables billed to the Additional
Accounts as of the beginning of the Due Period relating to the September
15, 1997 Distribution Date was $1,795,496,362.59. After giving effect to the inclusion of the Additional Accounts, the aggregate amount of Receivables in the Trust as of the beginning of such Due Period was $9,941,101,447.34.

Item 7.     Financial Statements and Exhibits

  21(a). Series 1994-1 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1997 and reflecting the performance of the Trust during the Due Period ended in August 1997, which will accompany the distribution on September 15, 1997.

  21(b). Series 1994-2 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1997 and reflecting the performance of the Trust during the Due Period ended in August 1997, which will accompany the distribution on September 15, 1997.

  21(c). Series 1995-2 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1997 and reflecting the performance of the Trust during the Due Period ended in August 1997, which will accompany the distribution on September 15, 1997.

  21(d). Series 1995-3 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1997 and reflecting the performance of the Trust during the Due Period ended in August 1997, which will accompany the distribution on September 15, 1997.

  21(e). Series 1995-4 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1997 and reflecting the performance of the Trust during the Due Period ended in August 1997, which will accompany the distribution on September 15, 1997.

  21(f). Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1997 and reflecting the performance of the Trust during the Due Period ended in August 1997, which will accompany the distribution on September 15, 1997.

  21(g). Series 1996-1 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1997 and reflecting the performance of the Trust during the Due Period ended in August 1997, which will accompany the distribution on September 15, 1997.

  21(h). Series 1996-2 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1997 and reflecting the performance of the Trust during the Due Period ended in August 1997, which will accompany the distribution on September 15, 1997.

  21(i). Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1997 and reflecting the performance of the Trust during the Due Period ended in August 1997, which will accompany the distribution on September 15, 1997.

  21(j). Series 1996-4 Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1997 and reflecting the performance of the Trust during the Due Period ended in August 1997, which will accompany the distribution on September 15, 1997.

  21(k). Series 1997-1 Monthly Investor Certificateholders'
         Statement related to the distribution of September 15, 1997 and reflecting the performance of the Trust during the Due Period ended in August 1997, which will accompany the distribution on September 15, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Master Trust II
                                          (Registrant)


                        By:   Sears Receivables Financing Group, Inc.
                                    (Originator of the Trust)



                        By:   /s/Gary D. Farrar
                              Gary D. Farrar
                              Vice President, Administration


Date: September 15, 1997
                                 EXHIBIT INDEX


Exhibit No.


  21(a). Series 1994-1 Monthly Investor Certificateholders' Statement (September 15, 1997)

  21(b). Series 1994-2 Monthly Investor Certificateholders' Statement (September 15, 1997)

  21(c). Series 1995-2 Monthly Investor Certificateholders' Statement (September 15, 1997)

  21(d). Series 1995-3 Monthly Investor Certificateholders' Statement (September 15, 1997)

  21(e). Series 1995-4 Monthly Investor Certificateholders' Statement (September 15, 1997)

  21(f). Series 1995-5 Monthly Investor Certificateholders' Statement (September 15, 1997)

  21(g). Series 1996-1 Monthly Investor Certificateholders' Statement (September 15, 1997)

  21(h). Series 1996-2 Monthly Investor Certificateholders' Statement (September 15, 1997)

  21(i). Series 1996-3 Monthly Investor Certificateholders' Statement (September 15, 1997)

  21(j). Series 1996-4 Monthly Investor Certificateholders' Statement (September 15, 1997)

  21(k). Series 1997-1 Monthly Investor Certificateholders' Statement (September 15, 1997)